Bank Premises and Equipment	12 Months Ended
Dec. 31, 2018
Bank Premises and Equipment [Abstract]
Bank Premises and Equipment
(5)	Bank Premises and Equipment

A summary of premises and equipment at December 31, 2018 and 2017 follows:

(dollars in thousands)	2018	2017
Land	$2,308	$2,308
Buildings	34,969	34,599
Furniture, fixtures and equipment	52,153	50,832
Leasehold improvements	31,906	30,275
Total bank premises and equipment	121,336	118,014
Accumulated depreciation and amortization	(86,642)	(82,857)
Total	$34,694	$35,157

Depreciation and amortization expense was approximately $4.1 million, $3.8 million, and $4.0 million for the years 2018, 2017, and 2016, respectively.  Occupancy expense of the Bank’s premises included rental expense of $8.0 million in 2018, $7.8 million in 2017, and $7.6 million in 2016.